UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 8, 2008
BRADY CORPORATION
(Exact name of registrant as specified in its charter)
Commission File Number 1-14959

Wisconsin	39-0971239
(State of Incorporation)	(IRS Employer Identification No.)
6555 West Good Hope Road
Milwaukee, Wisconsin 53223
(Address of Principal Executive Offices and Zip Code)
(414) 358-6600
(Registrant’s Telephone Number)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
Appointment of Chief Financial Officer
     On January 9, 2008, Brady Corporation (the “Company”) issued a press release announcing that Thomas J. Felmer has been appointed Senior Vice President and Chief Financial Officer of the Company, effective as of January 9, 2008. Mr. Felmer, age 46, joined the Company in 1989 and has served as president of the Company’s Direct Marketing Americas / People ID businesses since 2004. Mr. Felmer has no family relationship with any director or executive officer of the Company, nor is he a party to any related party transactions with the Company. Pursuant to the Company’s Bylaws, Mr. Felmer will serve in these executive positions at the discretion of the Company’s Board of Directors. Mr. Felmer is a party to a 2004 change of control agreement with the Company, the terms of which are described in the Company’s Form 10-K for the year ended July 31, 2007 and the form of which is attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed November 24, 2004.
     A copy of the press release announcing Mr. Felmer’s appointment is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Restricted Stock Awards
     On January 8, 2008, the Company granted equity awards in the form of restricted stock of the Company to certain of its executive officers, including but not limited to those named below. All grants of restricted stock were made under the Company’s 2006 Omnibus Incentive Stock Plan and were approved by the Compensation Committee of the Company’s Board of Directors. The restricted stock will vest on January 15, 2013, provided the executive remains continuously employed by the Company through that date and subject to the satisfaction of certain performance criteria. The foregoing description is qualified in its entirety by the full text of the form of restricted stock agreement pursuant to which the restricted stock awards were made, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

		Shares of
Name of Executive Officer	Title	Restricted Stock
Frank M. Jaehnert	President and Chief Executive Officer	50,000
Thomas J. Felmer	Senior Vice President and Chief Financial Officer	35,000
Peter C. Sephton	President - Brady Europe	35,000
Matthew O. Williamson	President - Brady Americas	35,000
Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.
The following are filed as Exhibits to this Report.

Exhibit No.	Description of Exhibit

10.1	Form of Restricted Stock Agreement

99.1	Press release of Brady Corporation dated January 9, 2008.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRADY CORPORATION
Date: January 9, 2008	/s/ Frank M. Jaehnert
Frank M. Jaehnert
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Form of Restricted Stock Agreement

99.1	Press release of Brady Corporation dated January 9, 2008.